                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported):      August 27, 1999


            COPLEY REALTY INCOME PARTNERS 3; A LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-17809                                            04-3005973
(Commission File Number)                      (IRS Employer Identification No.)


     225 Franklin Street, 25th Floor
               Boston, MA                                    02110
(Address of principal executive offices)                  (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     Copley Realty Income Partners 3; A Limited Partnership (the "Partnership") owns a 58% partnership interest in Hewson Shasta Way Associates (the "Joint Venture"), a general partnership organized to own real property. The remaining 42% is owned by Copley Realty Income Partners 4; A Limited Partnership, an affiliate of the Partnership. On August 27, 1999, the Joint Venture sold its property located at 355 E. Easy Street, Simi Valley, California. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $13,057,000, of which the Partnership's share was $7,573,060. The selling price was determined by arms-length negotiation between the Joint Venture and the Buyer. The Partnership received its 58% share of the net proceeds, $7,464,000, and recognized a gain of approximately $2,659,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the six month period ended June 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 10, 1999     COPLEY REALTY INCOME PARTNERS 3;
                                    A LIMITED PARTNERSHIP
                                        (Registrant)



                              By: Third Income Corp.,
                                  Managing General Partner


                              By: /s/  Alison Husid Cutler
                                  ---------------------------------
                                  Name:  Alison Husid Cutler
                                  Title: President, Chief Executive
                                  Officer and Director

Copley Realty Income Partners 3;
A Limited Partnership
Pro Forma Balance Sheet
June 30, 1999
Unaudited
                                   EXHIBIT A

                                                                            Pro Forma                     June 30, 1999
                                                June 30, 1999               Adjustment                      Pro Forma
                                                -------------               ----------                      ---------
ASSETS

Joint Venture                                      4,805,466               (4,805,466)                      $         0

Cash and cash equivalents                         10,421,528                7,464,000 (a)                    17,885,528
                                                 -----------              -----------                       -----------
                                                 $15,226,994              $ 2,658,534                       $17,885,528
                                                 ===========              ===========                       ===========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                 $    33,171                        0                       $    33,171
Accrued management fee                                27,614                        0                            27,614
Deferred disposition fee                             285,150                        0                           285,150
                                                 -----------              -----------                       -----------
Total liabilities                                    345,935                        0                           345,935
                                                 -----------              -----------                       -----------

Partners' capital (deficit):
      Limited partners ($800 per unit;
        100,000 units authorized, 27,641
        units issued and outstanding)             14,919,300                2,631,949 (a)                    17,551,249
      General partners                               (38,241)                  26,585 (a)                       (11,656)
                                                 -----------              -----------                       -----------

Total partners' capital                           14,881,059                2,658,534                        17,539,593
                                                 -----------              -----------                       -----------
                                                 $15,226,994              $ 2,658,534                       $17,885,528
                                                 ===========              ===========                       ===========

Copley Realty Income Partners 3;
A Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1998
Unaudited
                                   EXHIBIT B

                                                                                                              Year Ended
                                                    Year Ended                Pro Forma                   December 31, 1998
                                                December 31, 1998             Adjustment                      Pro Forma
                                                -----------------             ----------                      ---------
Investment Activity

Property rentals                                 $   988,047                        0                       $   988,047
Property operating expenses                         (105,723)                       0                          (105,723)
Depreciation and amortization                       (315,530)                   6,535 (b)                      (308,995)
                                                 -----------              -----------                       -----------
                                                     566,794                    6,535                           573,329

Joint venture earnings                               356,404                 (356,404)(b)                             0
                                                 -----------              -----------                       -----------

     Total real estate operations                    923,198                 (349,869)                          573,329

Gain on sale of joint venture                              0                2,658,534 (a)                     2,658,534
                                                 -----------              -----------                       -----------

     Total real estate activity                      923,198                2,308,665                         3,231,863

Interest on cash equivalents and short
  term investments                                   109,707                        0                           109,707
                                                 -----------              -----------                       -----------

     Total investment activity                     1,032,905                2,308,665                         3,341,570


Portfolio Expenses

Management fee                                       143,590                  (54,176)(e)                        89,414
General and administrative                            89,903                   (2,900)(f)                        87,003
                                                 -----------              -----------                       -----------
                                                     233,493                  (57,076)                          176,417
                                                 -----------              -----------                       -----------

Net income                                       $   799,412              $ 2,365,741                       $ 3,165,153
                                                 ===========              ===========                       ===========

Net income per limited partnership
  unit                                           $     28.63              $     84.73 (c)                   $    113.36
                                                 ===========              ===========                       ===========

Number of limited partnership units
  outstanding during the year                         27,641                   27,641                            27,641
                                                 ===========              ===========                       ===========

Copley Realty Income Partners 3;
A Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 1999
Unaudited
                                   EXHIBIT C

                                                                                                           Six Months Ended
                                                Six Months Ended             Pro Forma                       June 30, 1999
                                                 June 30, 1999               Adjustment                        Pro Forma
                                                 -------------               ----------                        ---------
Investment Activity

Property rentals                                 $   479,466                        0                       $   479,466
Property operating expenses                          (56,390)                       0                           (56,390)
Depreciation and amortization                        (80,126)                   3,267 (d)                       (76,859)
                                                 -----------              -----------                       -----------
                                                     342,950                    3,267                           346,217

Joint venture earnings                               225,052                 (225,052)(d)                             0

Gain on sale of investments                        1,118,340                2,658,534 (a)                     3,776,874
                                                 -----------              -----------                       -----------

     Total real estate operations                  1,686,342                2,436,749                         4,123,091

Interest on cash equivalents and short
  term investments                                    44,872                        0                            44,872
                                                 -----------              -----------                       -----------

     Total investment activity                     1,731,214                2,436,749                         4,167,963


Portfolio Expenses

Management fee                                        55,227                  (31,591)(e)                        23,636
General and administrative                            41,419                        0                            41,419
                                                 -----------              -----------                       -----------
                                                      96,646                  (31,591)                           65,055
                                                 -----------              -----------                       -----------

Net income                                       $ 1,634,568              $ 2,468,340                       $ 4,102,908
                                                 ===========              ===========                       ===========

Net income per limited partnership
  unit                                           $     58.54              $     88.41 (c)                   $    146.95
                                                 ===========              ===========                       ===========

Number of limited partnership units
  outstanding during the period                       27,641                   27,641                            27,641
                                                 ===========              ===========                       ===========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(d) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.